                                                                    Exhibit 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 25, 1999, with respect to the consolidated financial statements of Tularik Inc. included in its prospectus dated December 13, 1999 filed pursuant to Rule 424(b).

/s/ Ernst & Young LLP

Palo Alto, California
January 28, 2000